                                                                   EXHIBIT 10.51

                               SECURITY AGREEMENT
                  EQUIPMENT, FARM EQUIPMENT OR CONSUMER GOODS

     Debtor(s) [last name(s) first]:                  Secured Party:

 Insurance Management Solutions, Inc.     SouthTrust Bank, National Association
-------------------------------------    ---------------------------------------
             Name

                                          420 N. 20th Street
-------------------------------------    ---------------------------------------
             Name                                        Address

 360 Central Avenue                       Birmingham, AL               35203
-------------------------------------    ---------------------------------------
        Mailing Address                   City            State             Zip

St. Petersburg/Pinellas, FL 33701         December 30                     , 1997
-------------------------------------    ---------------------------------    --
 City     County      State      Zip

     1. In consideration of the loan or other extension of credit this day made to the undersigned or any of them by the Secured Party named above (hereinafter called "Secured Party"), and of any loans or other extensions of credit presently outstanding and any loans or other extensions of credit hereafter made to the undersigned or any of them by the Secured Party, and of the renewal or extension of any such loan or other extensions of credit, and of any loan or other extension of credit to any other person or entity the payment of which is guaranteed by any of the undersigned, and in consideration of $10 and other valuable consideration to Debtor, receipt of which is hereby acknowledged, and for the purpose of securing the payment as and when due of all such loans and extensions of credit and the interest and other lawful charges thereon and any and all other indebtedness or liability of the undersigned or any of them to the Secured Party, the undersigned (whether one or more, hereinafter called "Debtor") hereby assigns, transfers and conveys to Secured Party, and grants to Secured Party a security interest in, the property described below, all substitutions therefor, and all additions, accessions, accessories and option equipment now or hereafter affixed thereto or used in connection therewith (sometimes hereinafter collectively referred to as "the Collateral"); (Describe Collateral)

     Equipment as more fully described on Exhibit A attached hereto and made a part hereof, along with any renewals, substitutions, attachments, replacements and cash or non-cash proceeds of the foregoing.


Including the following motor vehicles which are a part of the Collateral:
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New or     Year       Number of                                   Body, Type, if Truck      Model or      Manufacturer's    Motor
 Used      Model      Cylinders            Make                       Ton Capacity           Series       Serial Number     Number
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

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Proceeds and products of the above described property are also covered by the security interest created by this agreement. Coverage of proceeds and products shall not be construed as giving Debtor any additional rights with respect to the Collateral, and Debtor is not authorized to sell, lease, otherwise transfer, furnish under contract of service, manufacture, process or assemble the Collateral except in accordance with Secured Party's written consent obtained in advance.

     2. A security interest in, and title to, the Collateral shall be and remain in Secured Party until all sums secured by this agreement have been paid in full and Secured Party has duly executed and delivered a written termination of its interest hereunder. The security interest of Secured Party hereunder secures the performance of the covenants and agreements herein set forth, the payment of all indebtedness and other obligations described in paragraph 1 hereof and the interest thereon, all costs and expenses incurred by Secured Party in the collection of said indebtedness, the enforcement of Secured Party's rights hereunder, including the payment of legal expenses and attorney's fees as herein provided, and the payment of any and all liabilities and obligations of Debtor to Secured Party and claims of every nature and description of Secured Party against Debtor, whether present or future, contracted directly with Secured Party or acquired by Secured Party from another, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, direct or indirect. (All of the foregoing in this paragraph are hereinafter included in the term "the Obligations").

     3. Debtor hereby warrants, represents and agrees that:

     (a) Except for the security interest created by this agreement, Debtor is the absolute owner of the Collateral free from any adverse claim, lien, security interest or encumbrance, and the same shall be true of Collateral acquired hereafter when acquired; no financing statement or other record of lien, security interest, or encumbrance has been filed which relates to the Collateral or which through general language or inclusion of proceeds could relate thereto; and Debtor at Debtor's cost and expense will protect and defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

     (b) The Collateral has been acquired and is used, or will be acquired and will be used, by Debtor primarily for the purpose checked below. (Check 1, 2 or 3).

         [X] 1. In Business.
         [ ] 2. For Personal, Family or Household Purposes.
         [ ] 3. In Farming Operations.

     (c) [ ] If this block is checked, this agreement creates a purchase money security interest, and the consideration given for this agreement and for the promissory note(s) executed in connection herewith shall be used to purchase the Collateral, and Secured Party is authorized to disburse such consideration directly to the seller of the Collateral.

     (d) The Collateral is kept and will be kept at (attach additional sheets if necessary)

------------------- ------------------- ------------------- --------------------
   Street Address          City               County             State/Zip

or if left blank, at the address shown at the beginning of this agreement.

     (e) If the Collateral has been acquired or is used primarily for personal, family or household purposes or for farming operations, Debtor's residence is at the address shown at the beginning of this agreement; and if the address so shown is in a different state from the address shown in (d) above, then Debtor has no residence in the state where the Collateral is kept.

     (f) If the Collateral includes equipment which is normally used in more than one state (such as motor vehicles, rolling stock, airplanes, road building equipment, commercial harvesting equipment, and construction machinery) and Debtor has a place of business in more than one state, Debtor's chief place of business is

------------------- ------------------- ------------------- --------------------
   Street Address          City               County             State/Zip

or if left blank, is the address shown at the beginning of this agreement. If certificates of title are issued or outstanding with respect to any of the Collateral, Debtor will cause the interest of Secured Party to be properly noted thereon.

     (g) The Collateral is not and shall not be affixed to real estate so as to be or become a fixture or fixtures, unless such is indicated below in this agreement or unless such is subsequently consented to in writing by Secured Party.

         [ ] If this block is checked, the Collateral is or will be affixed to the real estate described on an exhibit attached hereto and made a part hereof. The name of the record owner of the real estate is ___________________________. If the Collateral is affixed to real estate prior to the perfection of the security interest created by this agreement, Debtor will, on demand of Secured Party, furnish Secured Party with a disclaimer or disclaimers, signed by all persons having an interest in the real estate, of any interest in the Collateral which is prior to Secured Party's interest.

     4. Debtor agrees not to use the Collateral in violation of any law nor give a security interest in, assign, sell, transfer, mortgage or in any way encumber any of the Collateral without the written consent of Secured Party. Debtor agrees not to conceal nor abandon the Collateral nor remove the Collateral to an address other than the address specified in this agreement as the place where the Collateral will be kept without giving written notice to Secured Party of such removal within five (5) days thereof. Debtor agrees not to rent or lend any motor vehicle or other Collateral to any person or persons or permit the same to be used as a taxi for hire. Debtor agrees to pay when due all rents, taxes, assessments and charges levied against the Collateral and other claims which are or may become liens against the Collateral or any part thereof and all charges for the use, storage, maintenance and repair of the Collateral. Debtor agrees to perform or comply with the terms of any lease covering the premises wherein the Collateral is located and any orders, ordinances, and laws of any governmental body or agency concerning such premises or the conduct of business therein.

    ADDITIONAL PROVISIONS FORMING PART OF SECURITY AGREEMENT ON REVERSE SIDE

     5. Debtor agrees to keep the Collateral in good condition and repair, normal wear and tear alone excepted, without any cost or liability to Secured Party. Debtor agrees not to permit anything to be done that may impair the value of the Collateral or the security intended to be afforded by this agreement. In the event of loss or damage to the Collateral, Debtor will immediately send Secured Party written notice thereof and of the extent thereof. The loss, injury or destruction of the Collateral shall not release or abate any of the Debtor's Obligations to Secured Party. If for any reason whatever the Collateral shall cease to be satisfactory to Secured Party, Debtor agrees to give Secured Party such additional Collateral or other security for the payment of the Obligations as Secured Party may demand.

     6. Secured Party may, in its discretion and before or after default: (a) inspect the Collateral and inspect and copy all records relating to the Collateral and the Obligations; (b) terminate, on notice to Debtor, Debtor's authority to sell, lease, otherwise transfer, manufacture, process, assemble, or furnish under contracts of service any Collateral as to which any such permission has been given; (c) require Debtor to give possession or control of the Collateral to Secured Party; (d) take possession or control of all proceeds of the Collateral, including cash and insurance proceeds payable in the event of any damage to or loss of the Collateral, and apply such proceeds in payment of, or as a reserve against, any of the Obligations, the manner, order and extent of such application to be in the sole discretion of Secured Party; (e) take any action Debtor is required to take or which is necessary to obtain, preserve or enforce the security interest created by this agreement, or to maintain and preserve the Collateral, without notice to Debtor, and add the costs of same to the Obligations (but Secured Party is under no duty to take any such action); (f) release any Collateral in Secured Party's possession to Debtor, temporarily or otherwise, without waiving any rights to retake or repossess such Collateral; and (g) reject as unsatisfactory any property hereafter offered by Debtor as Collateral.

     7. Debtor agrees at all times to maintain insurance against loss of or damage to the Collateral against risks of fire (including so-called extended coverage), theft, collision and such other risks as Secured Party may require, and as are allowed by law, in an amount not less than the fair market value of the Collateral or the unpaid balance of the Obligations, whichever is less, and written by such insurance companies as shall be satisfactory to Secured Party. Debtor may provide such insurance through an existing policy or a policy independently obtained and paid for by Debtor. Debtor hereby assigns to Secured Party all of Debtor's right, title and interest in and to any and all insurance policies covering the Collateral now or hereafter obtained, including all losses payable thereunder, if any, and agrees to deliver said policies or, at Secured Party's election, certificates thereof, to Secured Party. Secured Parties shall be named as loss payee in all such policies of insurance and all such policies shall provide a minimum 10 days written notice to Secured Party before cancellation. Debtor authorizes Secured Party to procure such insurance and/or to pay the premiums therefor, if Debtor shall fail to procure such insurance and/or to pay the premiums therefor, and to add the amounts so paid to the Obligations hereby secured; however, Secured Party is under no duty either to procure such insurance and/or to pay the premiums therefor. Secured Party is hereby appointed attorney-in-fact for Debtor with power to compromise, settle or release any claims pertaining to or arising out of said policies and to take possession of and indorse in the name of Debtor any checks or other instruments for the payment of money representing losses payable, return or unearned premiums, and all rights under said policies. Every power herein conferred upon Secured Party is coupled with an interest and is irrevocable by the death or dissolution of Debtor or otherwise. All moneys received by Secured Party on account of losses payable, return or unearned premiums, and all other rights under said policies may, at Secured Party's option, be used to purchase other insurance or to repair, restore, or replace the Collateral or may be applied in payment of, or as a reserve against, any of the Obligations, the manner, order and extent of such use or application to be in the sole discretion of Secured Party.

     8. Debtor agrees to notify Secured Party in writing within five (5) days after any change in (a) Debtor's name, identity or form or organization; (b) Debtor's mailing address; (c) Debtor's corporate structure; (d) Debtor's chief executive office, principal place of business and/or residence; or (e) any change of use or location of any part of the Collateral in any jurisdiction.

     9. Debtor promises to pay all fees, taxes and other costs connected with filing any financing or continuation statements and notation of liens on certificates of title which Secured Party deems necessary or desirable with respect to the security interest created by this agreement. Secured Party is hereby appointed the Debtor's attorney-in-fact to do, at Secured Party's option and at Debtor's expense, all acts and things which Secured Party may deem necessary to perfect and continue perfected the security interest created by this agreement and to protect the Collateral, including, without limitation, the completion of this agreement and/or any financing statement consistent with the parties' agreement and the signing and filing of financing statements and/or any applications for certificates of title or notation of liens thereon for Debtor at any time with respect to the Collateral. Debtor agrees that a carbon or photostatic copy of this agreement may be filed as a financing statement in any public office.

     10. As additional Collateral for the payment of the Obligations, Debtor hereby grants to Secured Party a continuing lien upon and security interest in any and all property of Debtor that for any purpose, whether in trust for Debtor or for custody, pledge, collection or otherwise, is now or hereafter in the actual or constructive possession of, or in transit to, Secured Party in any capacity, or its correspondents or agents, and also a continuing lien upon and right of set-off against all deposits and credits of Debtor with, and all claims of Debtor against, Secured Party at any time existing. Secured Party is hereby authorized, at any time or times and without prior notice, to apply such property, deposits, credits and claims, in whole or in part and in such order as Secured Party may elect, to the payment of, or as a reserve against, one or more of the Obligations, whether other Collateral therefor is deemed adequate or not.

      11. If default occurs in the payment as and when due of the Obligations hereby secured or any part thereof; or if Debtor breaches or fails to keep any of the covenants or warranties herein contained; or if for any reason whatever the Collateral shall cease to be satisfactory to Secured Party; or if Debtor abandons the Collateral; or if any representation made by Debtor herein or in any statement given to Secured Party shall be materially untrue when made; or if at any time, in the sole opinion of Secured Party, the financial responsibility of Debtor shall become materially impaired; or if any of the following events should occur with respect to Debtor: death (if an individual) or dissolution (if a partnership or corporation); insolvency; assignment for the benefit of creditors; calling of a meeting of any creditors; appointment of a committee of any creditors or liquidating agent; offering to or receiving from any creditors a composition or extension of any of Debtor's indebtedness; making, or sending notice of an intended, bulk transfer; the whole or partial suspension of payment; the whole or partial suspension or liquidation of Debtor's usual business; Debtor's failing, after demand, to furnish Secured Party any financial information or to permit Secured Party to inspect Debtor's books or records of account; commencement of any proceeding, suit, or action (at law or in equity, or under any provisions of the Bankruptcy Code or amendments thereto) for entry of an order for relief, reorganization, composition, arrangement, wage earner's plan, receivership, appointment of a trustee, liquidation or dissolution, whether filed by or against Debtor; entry of a judgment or issuance of a writ of attachment or garnishment against, or against any of the property of, Debtor; issuance of an execution against property of Debtor or commencement against Debtor of any proceeding for enforcement of a money judgment; then, upon the happening of any of the foregoing in this paragraph, the Obligations hereby secured, although not yet due, shall at the option of the Secured Party and with or without notice or demand, become immediately due and payable, notwithstanding any time or credit allowed under any of the Obligations or under any instrument evidencing the same.

     12. Upon the happening of any default or event set forth in the preceding paragraph, Secured Party will have the right to take possession of the Collateral, and with or without taking possession thereof, to sell or otherwise dispose of the Collateral. Upon demand by Secured Party, Debtor will assemble the Collateral and make it available to Secured Party at a place designated by Secured Party. Sale or other disposition of the Collateral may be made, at any time and from time to time, at one or more public or private sales, at the option of Secured Party, without advertisement or notice to Debtor, except such notice as is required by law and cannot be waived. To the extent notice of any sale or other disposition of the Collateral is required by law to be given to Debtor and cannot be waived, the requirement of reasonable notice shall be met by giving such notice, as provided below, at least ten (10) calendar days before the time of sale or disposition. Secured Party may purchase the Collateral at any such sale (unless prohibited by law) free from any equity of redemption and from all other claims. After deducting all expenses, including legal expenses and attorney's fees in the amount of 15% of the unpaid Obligations in default, for retaking, maintaining and selling the Collateral and for collecting the proceeds of sale, Secured Party shall have the right to apply the remainder of said proceeds in payment of, or as a reserve against, any of the Obligations, the manner, order and extent of such application to be in the sole discretion of Secured Party. Debtor shall remain liable to Secured Party for the payment of any deficiency. Secured Party shall not be obligated to resort to any Collateral but, at its election, may proceed to enforce any of the Obligations in default against Debtor.

     13. Secured Party and its agents may come upon any premises where the Collateral is located from time to time to inspect the Collateral and, if any event described in paragraph 11 above, shall have occurred, to repossess the Collateral. Debtor agrees that any entry upon such premises for these purposes will not be a trespass on the premises and that Secured Party's repossession of the Collateral after default will not be a trespass to, or a conversion of, the Collateral. Upon the occurrence of any event set forth in paragraph 11 above, Debtor agrees to remove any non-collateral personal property from the Collateral. If Secured Party should repossess the Collateral or any part of it when Debtor is not in default, or should Secured Party take possession of any non-Collateral personal property in connection with any repossession of the Collateral, Debtor agrees that Secured Party's liability will be limited solely to the fair rental value of any such property during the period after Debtor makes formal demand on Secured Party for the return of such property wrongfully taken, which demand must describe specifically the property requested to be returned, and the time Secured Party returns possession of such property to Debtor.

     14. All rights and powers of Secured Party under this agreement and all right, title and interest of Secured Party in and to the Collateral herein described shall inure to the benefit of Secured Party and its successors and assigns. All covenants, representations, warranties, and agreements of Debtor contained in this agreement are joint and several if there is more than one Debtor, and shall bind each such Debtor's personal representatives, heirs, successors, and assigns. Secured Party will not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder or under any applicable law, and no waiver or amendment of any kind shall be valid unless in writing and signed by Secured Party. All rights and remedies of Secured Party under this agreement and under any statute or rule of law shall be cumulative and may be exercised successively or concurrently. This agreement shall not be terminated, but instead shall continue in force and effect and shall secure all Obligations of Debtor to Secured Party incurred or arising prior to the execution and delivery of a written termination of this agreement by Secured Party, even though from time to time there may be no outstanding Obligations. Any provision of this agreement which may be unenforceable or invalid under applicable law shall be ineffective to the extent of such unenforceability or invalidity without affecting the enforceability or validity of any other provision hereof. Debtor hereby waives with respect to the Obligations all rights of exemption of the Collateral from levy or sale under execution or other process for collection of debts under the constitution and laws of the United States or of any state thereof. This agreement shall be governed by and construed according to the substantive laws, other than rules governing conflicts of law, of the state where the address of Secured Party set forth above is located. Any notice required to be given to any person shall be deemed given when delivered or mailed, postage prepaid, to such person's address as it appears on this agreement or the address such person shall have furnished to the other party hereto in writing for such purpose after the date of this agreement. Secured Party has the right to correct patent errors herein.

     15. Notwithstanding any provision of this agreement to the contrary, if the Debtor is one or more natural persons and the Obligations are used for personal, family, or household use other than the purchase of real property, the following provisions are applicable: (a) the waivers of exemption of property from levy or sale under execution or other process for the collection of debts, as hereinabove provided, applies only with respect to the Collateral; (b) to the extent that the Collateral includes property which is "household goods," as that term is defined in 12 C.F.R. Section 227.12(d), and to the extent the Obligations were not used to purchase such property, such "household goods" do not constitute any part of the Collateral for such non-purchase money Obligations, and (c) no consumer protection provision of applicable law and no limitation on the remedy of garnishment provided under federal or state law is waived hereby. Notwithstanding any provision of this agreement to the contrary, if the Obligations were used primarily for personal, family, household or agricultural purposes, the agreement hereinabove made to pay an attorney's fee following default applies only if the original balance of the Obligations exceeds $300, and the attorney's fee shall be a reasonable fee not exceeding 15% of the unpaid balance of the Obligations after default and referral of the Obligations or this agreement to an attorney, not a salaried employee of Secured Party, for collection or foreclosure, and Debtor acknowledges Secured Party's banker's lien and right of set off by operation of law but does not grant a lien or security interest under paragraph 10 hereof unless such security interest is properly disclosed on the disclosure statement provided to Debtor.

     Time is of the essence of the payment and performance of every covenant of Debtor under this agreement.

     IN WITNESS WHEREOF, the undersigned has executed this agreement, consisting of both sides of this page, and any attachments hereto, on the date first set forth above, with the intention that it constitute a contract under seal.



                                       DEBTOR(S):



                                       Insurance Management Solutions, Inc.
                                       -----------------------------------(L.S.)



                                       /s/ G. Kristin Delano, Secretary
                                       -----------------------------------(L.S.)